Smith Barney
DISCIPLINED SMALL CAP FUND, INC.

388 Greenwich Street
New York, New York 10013
(800)-451-2010


Statement of Additional
Information

June 23 ,
1997


	This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of Smith Barney Disciplined Small Cap Fund, Inc. (formerly The Inefficient-Market Fund, Inc. (the "Fund"), dated June 23 , 1997, as amended or supplemented from time to time, and should be read in conjunction with the Fund's Prospectus. The Fund's Prospectus may be obtained from any Smith Barney Financial Consultant, or by writing or calling the Fund at the address or telephone number set forth above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

TABLE OF CONTENTS
For ease of reference, the same section headings are used in both the Prospectus and this Statement of Additional Information, except where shown below:
Management of the Fund		 1
Administration of the Fund		 3
Investment Objective and Management Policies		 4
Purchase of Shares		 9
Redemption of Shares		 9
Distributor		10
Valuation of Shares		11
Exchange
Privilege.............................................................
 ..................		11
Performance Data (See in the Prospectus "Performance'')		12
Taxes (See in the Prospectus "Dividends, Distributions and Taxes'')
	14
Additional Information.	 	15
Financial Statements..		15


MANAGEMENT OF THE FUND
The executive officers of the Fund are employees of certain of the organizations that provide services to the Fund. These organizations are as follows:
Name		Service
Smith Barney Inc.
  ("Smith Barney'')		Distributor
Travelers Investment Management Company
  ("TIMCO")		Investment Adviser
Smith Barney Funds Management Inc.
  ("SBMFM")		Administrator
PNC Bank, National Association ("PNC")		Custodian
First Data Investor Services Group, Inc. ("First Data").....
	Transfer Agent

	These organizations and the functions they perform for the Fund are discussed in the Prospectus and in this Statement of Additional
Information.



Directors and Executive Officers of the Fund
	The Directors and executive officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.
Joseph H. Fleiss

Retired; Director of ten investment companies associated with Smith Barney. Formerly Senior Vice
President of Citibank, Manager of Citibank's Bond
Investment Portfolio and Money Desk, and a Director of
Citicorp Securities Co., Inc.; 79.


Donald R. Foley

Retired; Director of ten investment companies associated with Smith Barney. Formerly Vice President of Edwin Bird Wilson, Incorporated (advertising);74


Paul Hardin

Interim President of University of Alabama at
Birmingham; Professor of Law at the University of North
Carolina at Chapel Hill; Director of twelve investment companies associated with Smith Barney and a Director of The Summit Bancorporation. Formerly, Chancellor of the University of North Carolina at Chapel Hill; 65.


Francis P.
Martin

Practicing physician; Director of ten investment companies associated with Smith Barney; formerly
President of the Nassau Physicians' Fund, Inc.; 72


Heath B.
McLendon*


Managing Director of Smith Barney; Director of forty two investment companies associated with Smith Barney;
Chairman of the Board of Smith Barney Strategy Advisers
Inc.: and President of SBMFM and Director of TIMCO.
Prior to July 1993, Senior Executive Vice President of
Shearson Lehman Brothers Inc.; Vice Chairman of
Shearson Asset Management; 63


John P. Toolan

Retired; Director of ten investment companies associated with Smith Barney. Director of John Hancock
Funds.  Formerly Director and Chairman of the Smith
Barney Trust Company, Director of Smith Barney Inc. and the Manager. Prior to 1992, Senior Executive Vice
President, Director and Member of the Executive
Committee of Smith Barney; 66


Roderick C.
Rasmussen

Investment Counselor; Director of ten investment companies associated with Smith Barney. Formerly Vice
President of Dresdner and Company Inc. (investment counselors); 70


Bruce D.
Sargent*


Managing Director of Smith Barney, and Vice President and Director of SBMFM, Smith Barney Funds, Inc., and
Smith Barney World Funds, Inc.; 53


Christina T.
Sydor

Secretary.  Managing Director of Smith Barney; General
Counsel and Secretary of SBMFM and Secretary of the other investment companies associated with Smith
Barney; 46.


Lewis Daidone

Senior Vice President and Treasurer. Managing Director of Smith Barney; Director and Senior Vice President of
SBMFM; Senior Vice President and Treasurer of the other investment companies associated with Smith Barney; 40


Thomas M.
Reynolds
Controller and Assistant Secretary.  Director of Smith
Barney in the Asset Management Division and Controller of and Assistant Controller of certain other investment companies associated with Smith Barney ; 36.


	As of February 10, 1997, the Directors and Officers of the Fund owned in the aggregate less than 1% of the outstanding shares of the Fund. No officer, director or employee of Smith Barney or any parent or subsidiary receives any compensation from the Fund for serving as an officer or Director of the Fund. The Fund pays each Director who is not an officer, director or employee of Smith Barney or any of its affiliates a fee of $42,000 per annum plus $100 per meeting attended and reimburses them for travel and out-of-pocket expenses. For the Fund's fiscal year ended
December 31, 1996, such fees and expenses totaled $5,000. Upon the attainment of age 72 the Fund's current Directors may elect to change to emeritus status. Any directors elected or appointed to the Board in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended.

For the fiscal year ended December 31, 1996, the Directors of the Fund were paid the following compensation:

Compensation Table




Name of Person

Aggregate
Compensat
ion
from Fund

Pension or
Retirement
Benefits Accrued
as part
of Fund Expenses
Total
Compensation
from Fund and
Fund Complex
Paid to
Directors
Number of
Funds for Which
Director Serves
Within Fund
Complex

Joseph H.
Fleiss+
	828
0
58,500
10

Donald R.
Foley+
	828
0
58,300
10

Paul Hardin+
	956
0
76,850
12

Heath B.
McLendon*
	   0
0
        0
42

Francis P.
Martin
	856
0
58,300
10

Roderick C.
Rasmussen
	856
0
58,500
10

Bruce D.
Sargent*
	    0
0
         0
  3

John P.
Toolan+
	856
0
58,500
10

C. Richard
Youngdahl
	856
0
58,500
10

* Designates an interested director".
+ Pursuant to the Fund's deferred compensation plan, the indicated Directors have elected to defer the following payment of some or all of their compensation: Joseph H. Fleiss: $828, Donald P. Foley : $828, Paul Hardin: $956 and John P. Toolan: $856.

Investment Adviser -TIMCO
	Travelers Investment Management Company ("TIMCO") serves as investment adviser to the Fund pursuant to a written agreement (the "Advisory Agreement"). The services provided by TIMCO under the Advisory Agreement are described in the Prospectus under "Management of the Fund." TIMCO bears all of it's expenses of it's employees and overhead in connection with it's duties under the Advisory Agreement. TIMCO is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings"), which is in turn a wholly owned subsidiary of Travelers Group Inc. ("Travelers").
	As compensation for investment advisory services, the Fund pays TIMCO a fee computed daily and paid monthly at the annual rate of 0.65% of the value of the Fund's average daily net assets. For the 1996, 1995 and 1994 fiscal years, the Fund paid $416,000, $418,000 and $402,000, respectively, in investment advisory fees.
	Administrator - SBMFM serves as administrator to the Fund pursuant to a written agreement (the "Administration Agreement"). The services provided by SBMFM under the Administration Agreement are described in the Prospectus under "Management of the Fund." SBMFM pays the salary of any officer and employee who is employed by both it and the Fund and bears all expenses in connection with the performance of its services.
	As compensation for administration services rendered to the Fund, SBMFM receives a fee at the annual rate of 0.10% of the value of the Fund's average daily net assets. For the 1996, 1995 and 1994 fiscal period, the Fund paid SBMFM $138,000 , $139,000 and $134,000 in administration fees.
	The Investment Advisory Agreement provides that except for the expenses specifically assumed by TIMCO, the Fund bears expenses incurred in its operation, including: fees of the directors not affiliated with the Adviser or its affiliates and board meeting expenses; fees of the Adviser and of Smith Barney Mutual Funds Management Inc. (or any successor) as the Administrator; interest charges; taxes; charges and expenses of the Fund's legal counsel and independent accountants, and of the transfer agent, registrar and dividend disbursing agent of the Fund; expenses of issue, repurchase or redemption of Shares; expenses of printing and mailing stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchases or sales or registering privately issued portfolio securities; fees and expenses of the Fund's custodians for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of fidelity bonding and other insurance premiums;
expenses of stockholder's meetings; filing fees and expenses related to the registration and qualification of the Fund's shares and the Fund under Federal of State Securities laws and maintaining such registrations and qualifications (including the printing of the Funds registration statements and prospectuses); fees payable to the National Association of Securities Dealers, Inc. in connection with this offering; and its other business and operating expenses.
	TIMCO has agreed that if in any fiscal year the aggregate expenses of the Fund (including fees paid pursuant to the Advisory and Agreements, but excluding interest, taxes, brokerage, fees paid pursuant to the Fund's services and distribution plan, and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, TIMCO will, to the extent required by state law, reduce its management fee by such excess expense. Such a fee reduction, if any, will be reconciled on a monthly basis. The most restrictive state limitation applicable to the Fund would require TIMCO to reduce its fees in any year that such excess expenses exceed 2.5% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1.5% of the remaining average net assets.
Counsel and Auditors
	Sullivan & Cromwell serves as counsel to the Fund. The Directors who are not "interested persons" of the Fund have selected Sullivan &
Cromwell as their legal counsel.
	KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as the Fund's independent auditor to examine and report on the Fund's financial statements and highlights for the fiscal year ending December 31, 1997.
Investment Objective and Management Policies

	The Prospectus discusses the Fund's investment objective and the policies it employs to achieve its objective. The following discussion supplements the description of the Fund's investment objective and management policies in the Prospectus.

Leveraging
	The Fund may from time to time leverage its investments by purchasing securities with borrowed money. The Fund may borrow money only from banks and in an amount not to exceed 33 1/3% of the total value of its assets less its liabilities. The amount of the Fund's borrowings also may be limited by the availability and cost of credit and by restrictions imposed by the Federal Reserve Board.
	The Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, the Fund's asset coverage drops below 300%, the Fund must reduce its outstanding bank debt within three business days so as to restore its asset coverage to the 300% level.

	Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the Fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate the Fund's net investment income in any given period.


Lending of Portfolio Securities

	As stated in the Prospectus, the Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. The Fund may not lend its portfolio securities to Smith Barney or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the United States government, its agencies or instrumentality's ("U.S. government securities") which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund or with Smith Barney, and which is acting as a "finder."
	In lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value;
(e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.
Short Term Instruments
	As stated in the Prospectus, the Fund may invest in short term and money market instruments. Money market instruments in which the Fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments.
The following is a more detailed description of such money market instruments.
	Bank Obligations. Certificates of deposits ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
	Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.
	Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.
	Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.
	In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, TIMCO will carefully evaluate such investments on a case-by-case basis.

	Savings and loans associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund which is administered by the FDIC and is backed by the full faith and credit of the United States government.
As a result, such savings and loan associations are subject to regulation and examination.

Investment Restrictions

	The Fund has adopted the following restrictions and fundamental policies that cannot be changed without approval by the holders of a majority of the Fund's outstanding shares defined as the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy.

	1.	Invest 25% or more of the value of its total assets in any one industry;

	2.	Borrow money (including borrowing through entering into reverse repurchase agreements) in excess of 31/3% of its total assets
(including the amount of borrowed but excluding any liabilities and indebtedness constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such borrowings or in connection with Hedging Transactions, short sales, when-issued and forward commitment transaction and similar investment strategies.

	3.	Issue any senior security if such issuance is specifically
prohibited by the 1940 Act or the rules and regulations thereunder
(for the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security);

	4.	Make loans, except the Fund may purchase debt obligations, may enter into repurchase agreements and may lend its securities;

	5.	Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

	6.	Invest for the purpose of exercising control over management of any company;

	7.	Purchase real estate or interests therein other than securities secured by real estate, participation therein or real estate investment trusts and similar instruments;

	8.	Purchase or sell commodities or commodities contracts except for hedging purposes; or

	9.	Make any short sale of securities except in conformity with
applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of an issuer's securities do not exceed 25% of the then outstanding securities of that class of the issuer's securities.

	10.	Purchase any security (other than U.S. obligations) such that (a)
more than 25% of the Fund's total assets would be invested in securities of a single issuer or (b) as to 75% of the Fund's total assets (I) more than 5% of the Fund's total assets would then be invested in securities of a single issuer or (ii) the Fund would own more than 10% of the voting securities of a single issuer.

	Certain restrictions listed above permit the Fund without shareholder approval to engage in investment practices that the Fund does not currently pursue. The Fund has no present intention of altering its current investment practices as otherwise described in the Prospectus and this Statement of Additional Information and any future change in these practices would require Board approval. If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction. The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state involved.

Portfolio Turnover

	The Fund's investment policies may result in its experiencing a greater portfolio turnover rate than those of investment companies that seek to produce income or to maintain a balanced investment position. Although the Fund's portfolio turnover rate cannot be predicted and will vary from year to year, TIMCO expects that the Fund's annual portfolio turnover rate may exceed 100%, but will not exceed 150%. A 100% portfolio turnover rate would occur, for instance, if all securities in the Fund's portfolio were replaced once during a period of one year. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized short-term investment gain will be taxed to shareholders as ordinary income. For the 1996, 1995 and 1994 fiscal years, the Fund's portfolio turnover rates were 151%, 177% and 45% respectively.

Portfolio Transactions and Brokerage

	Decisions to buy and sell securities for the Fund are made by TIMCO, subject to the overall supervision and review of the Fund's Board of Directors. Portfolio securities transactions for the Fund are effected by or under the supervision of TIMCO.

	Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. For the 1996, 1995 and 1994 fiscal years, the Fund paid $176,000, $155,000 and $190,000 respectively, in brokerage commissions.

	In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best overall terms available. The
Advisory Agreement between the Fund and TIMCO provides that, in assessing the best overall terms available for any transaction, TIMCO shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes TIMCO, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which TIMCO or an affiliate exercises investment discretion.
	The Fund's Board of Directors will periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. TIMCO's fee under the Advisory Agreement is not reduced by reason of TIMCO's receiving such brokerage and research services.
	The Fund's Board of Directors has determined that any portfolio transaction for the Fund may be executed through Smith Barney if, in TIMCO's judgment, the use of Smith Barney is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Smith Barney charges the Fund a commission rate consistent with that charged by Smith Barney to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, Smith Barney may directly execute such transactions for the Fund on the floor of any national securities exchange, provided (a) the Board of Directors has expressly authorized Smith Barney to effect such transactions and (b) Smith Barney annually advises the Fund of the aggregate compensation it earned on such transactions. Smith Barney will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. For the 1996, 1995 and 1994 fiscal years, the Fund paid $7,375, $32,635 and $5,400, respectively, in brokerage commissions to Smith Barney. For the 1996 fiscal year, Smith Barney received 4.2% of the brokerage commissions paid by the Fund and effected 29% of the total dollar amount of transactions for the Fund involving the payment of brokerage commissions.
	Even though investment decisions for the Fund are made independently from those of the other accounts managed by TIMCO, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by TIMCO are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by TIMCO to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.
Purchase of Shares
Volume Discounts
	The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal
Revenue Code of 1986, as amended (the "Code"), and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; and (f) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts should contact a Smith Barney
Financial Consultant.
Combined Right of Accumulation
Reduced sales charges, in accordance with the schedule in the Prospectus, apply to any purchase of Class A shares if the aggregate investment in Class A shares of the Fund and in Class A shares of other funds of the Smith Barney Mutual Funds that are offered with a sales charge, including the purchase being made, of any purchaser is $25,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. The Fund reserves the right to terminate or amend the combined rights of accumulation at any time after written notice to shareholders. For further information regarding the right of accumulation, shareholders should contact a Smith Barney
Financial Consultant.
Determination of Public Offering Price
	The Fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B and Class C share
(and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000), is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ("CDSC"), however, is imposed on certain redemption's of Class B and Class C shares, and of Class A shares when purchased in amounts equaling or exceeding $500,000. The method of computation of the public offering price is shown in the Fund's financial statements incorporated by reference in their entirety into this Statement of Additional
Information.

Redemption of Shares

	The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend or holiday closings), (b) when trading in markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders.
Distributions in Kind
If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.
Automatic Cash Withdrawal Plan
An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $100 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994 any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences.) To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment and ultimately may exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.
	Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with First Data as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund. A shareholder who purchases shares directly through First Data may continue to do so and applications for participation in the Withdrawal
Plan must be received by First Data no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Smith Barney Financial Consultant.

Distribution
	To compensate Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the Fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. See "Distribution" in the Prospectus. Under the Plan, the Fund pays Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares.
In addition, the Fund pays Smith Barney a distribution fee with respect to Class B and Class C shares primarily intended to compensate Smith
Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class C distribution fee is calculated at the annual rate of 0.75% of the value of the Fund's average net assets attributable to the shares of the respective Class.
	Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement (the "Independent Directors"). The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the Directors and Independent Directors in the manner described above. The Plan may be terminated with respect to a Class of the Fund at any time, without penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, Smith Barney will provide the Fund's Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.
Valuation of Shares

	Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.
	Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Fund's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith by the Fund's Board of Directors.

Exchange Privilege

Except as noted below, shareholders of any fund of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other funds of the Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange, except that Class B shares of the Fund exchanged for Class B shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

	The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant.

	Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.



IRA AND OTHER PROTOTYPE RETIREMENT PLANS

	Copies of the following plans with custody or trust agreements have been approved by the Internal Revenue Service and are available from the Fund or Smith Barney; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension - IRA

	The Small Business Job Protection Act of 1996 changed the eligibility requirements for participants in Individual Retirement Accounts ("IRAs"). Under these new provisions, if you or your spouse have earned income, each of you may establish an IRA and make maximum annual contributions equal to the lesser of earned income or $2,000. As a result of this legislation, married couples where one spouse is non-working may now contribute a total of $4,000 annually to their IRAs.

	If you or your spouse is an active participant in an employer-sponsored retirement plan, a deduction for contributions to an IRA might still be allowed in full or in part, depending on your combined adjusted gross income. For married couples filing jointly, a full deduction for contributions to an IRA will be allowed where the couples' adjusted gross income is below $40,001 ($25,001 for an unmarried individual); a partial deduction will be allowed when adjusted gross income is between $40,001 - $50,000 ($25,001-$35,000 for an unmarried individual); and no deduction when adjusted gross income is $50,000 ($35,000 for an unmarried individual).

	A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

	An employer who has established a Simplified Employee Pension - IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual contribution to each participant's account of 15% (up to $24,000) of each participant's compensation. Compensation is capped at $160,000 for 1997.

Performance Data

	From time to time, the Fund may quote total return of the Classes in advertisements or in reports and other communications to shareholders.
The Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar
Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the Fund describes the expenses or performance of Class A, Class B, Class C or Class Y, it will also disclose such information for the other Classes.

Average Annual Total Return

	"Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:
			P(1 + T)n = ERV

	Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	= 	number of years.
	ERV	=	Ending Redeemable Value of a hypothetical $1,000
investment made at the beginning of a 1-, 5-, or 10-
year period at the end of the 1-, 5-, or 10-year
period (or fractional portion thereof), assuming
reinvestment of all dividends and distributions.
	Average annual total return was as follows for the periods indicated:
	20.56%	for the one-year period beginning on January 1, 1996 through
December 31, 1996;

	11.64%	per annum during the five-year period beginning on January 1,
1992 through December 31, 1996; and

	since August 1, 1995 when TIMCO became investment adviser to the Fund through December 31, 1996 the Fund's Average Annual Total Return was
22.74%.
Aggregate Total Return

	"Aggregate total return" figures represent the cumulative change in the value of an investment in the Class for the specified period and are computed by the following formula:

				ERV-P
AGGREGATE TOTAL RETURN =    P

	Where: 	P	= 	a hypothetical initial payment of $10,000.
	ERV	=	Ending Redeemable Value of a hypothetical $10,000
investment made at the beginning of the 1-, 5-, or
10-year period at the end of the 1-, 5-, or 10-year
period (or fractional portion thereof), assuming
reinvestment of all dividends and distributions.
	Aggregate total return was as follows for the periods indicated:
	20.56%	for the one-year period from January 1, 1996 through December
31, 1996.

	73.42%	for the five-year period from January 1, 1992 through
December 31,1996; and

	since August 1, 1995 when TIMCO became the Fund's investment adviser through December 31, 1996 the Fund's Aggregate Total Return was 33.83%.
	Performance will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

	It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance.


Taxes

	The following is a summary of certain Federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the Fund.
	The Fund has qualified and intends to continue to qualify each year as a regulated investment company under the Code. Provided that the Fund (a) is a regulated investment company and (b) distributes at least 90% of its net investment income (including, for this purpose, net realized short-term capital gains), the Fund will not be liable for Federal income taxes to the extent its net investment income and its net realized long- and short-term capital gains, if any, are distributed to its shareholders. Although the Fund expects to be relieved of all or substantially all Federal, state, and local income or franchise taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, that portion of the Fund's income which is treated as earned in any such state or locality could be subject to state and local taxes. Any such taxes paid by the Fund would reduce the amount of income and gains available for distribution to shareholders. All net investment income and net capital gains earned by the Fund will be reinvested automatically in additional shares of the same Class of the Fund at net asset value, unless the shareholder elects to receive dividends and distributions in cash.

	Gains or losses on the sales of securities by the Fund generally will be long-term capital gains or losses if the Fund has held the securities for more than one year. Gains or losses on the sales of securities held for not more than one year generally will be short-term capital gains or losses. If the Fund acquires a debt security at a substantial discount, a portion of any gain upon the sale or redemption will be taxed as ordinary income, rather than capital gain to the extent it reflects accrued market discount.

	Dividends of net investment income and distributions of net realized short-term capital gains will be taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares. Dividends received by corporate shareholders will qualify for the dividends-received deduction only to the extent that the Fund designates the amount distributed as a dividend and the amount so designated does not exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. The Federal dividends-received deduction for corporate shareholders may be further reduced or disallowed if the shares with respect to which dividends are received are treated as debt financed or are deemed to have been held for less than 46 days.

	Distributions of long-term capital gains will be taxable to shareholders as such, whether paid in cash or reinvested in additional shares and regardless of the length of time that the shareholder has held his or her interest in the Fund. If a shareholder receives a distribution taxable as long-term capital gain with respect to his or her investment in the Fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.
	If a shareholder (a) incurs a sales charge in acquiring or redeeming shares of the Fund, (b) disposes of those shares within 90 days and (c) acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (i.e., exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent the otherwise applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired or redeemed shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.
	Investors considering buying shares of the Fund on or just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.
	If a shareholder fails to furnish a correct taxpayer identification number, fails to report dividend and interest income in full, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, the shareholder may be subject to a 31% "backup withholding" tax with respect to (a) any taxable dividends and distributions and (b) any proceeds of any redemption of Fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular Federal income tax liability.
	The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

Additional Information

	The Fund, an open end management investment company, was incorporated on October 4 1989 in Maryland under the name The Inefficient-Market Fund
Inc. (the "Fund") as a non-diversified closed end company and converted to open-end diversified status on June 23, 1997 pursuant to shareholder approval on April 18, 1997 and Securities and Exchange Declaration of Effectiveness on June 23, 1997.
	PNC Bank is located at 17th Chestnut Street, Philadelphia, PA 19103, and serves as the custodian of the Fund. Under its agreement with the Fund, PNC Bank holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, PNC Bank receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. PNC Bank is authorized to establish separate accounts for foreign securities owned by the Fund to be held with foreign branches of other domestic banks as well as with certain foreign banks and securities depositories. The assets of the Fund are held under bank custodianship in compliance with the 1940
Act.
	First Data is located at Exchange Place, Boston, Massachusetts 02109, and serves as the Fund's transfer agent. Under the transfer agency agreement, First Data maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, First Data receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month and is reimbursed for out-of-pocket expenses.

Financial Statements

	The Fund's Annual Report for the fiscal year ended December 31, 1996, accompanies this Statement of Additional Information and is incorporated herein by reference in its entirety.




						Smith Barney
						Disciplined Small
						Cap Fund, Inc.



Statement of


Additional
Information























June 23, 1997

















Smith Barney
Disciplined Small Cap Fund, Inc.
388 Greenwich Street
New York, NY  10013
 ...................................Fund ........................
			SMITH BARNEY
								A Member of Travelers
Group

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